Exhibit 10.2

This ADDENDUM is dated effective 7th December 2021

PARTIES

(1)	INNOVATIVE EYEWEAR, INC (Licensee)
(2)	LUCYD LTD. a company incorporated and registered in England with company number 09522087 whose registered office is at Acre House, 11-15 William Road, London, England, NW1 3ER (Licensor)

BACKGROUND

The Licensor and Licensee executed Licence Agreements on 1st April 2020 and 15th September 2021 and as amended on 5th October 2021 (Licenses).

Agreed terms

1.	Addendum

The Intellectual Property granted by the Licensor to the Licensee will include all patents and trademarks set out in the attached Appendix.

2.	Further assurance

Each party shall use all reasonable endeavours to procure that any necessary third party shall, promptly execute such documents and perform such acts as may reasonably be required for the purpose of giving full effect to this agreement.

3.	Waiver

No failure or delay by a party to exercise any right or remedy provided under this agreement or by law shall constitute a waiver of that or any other right or remedy, nor shall it prevent or restrict the further exercise of that or any other right or remedy. No single or partial exercise of such right or remedy shall prevent or restrict the further exercise of that or any other right or remedy.

4.	Variation

No variation of this agreement shall be effective unless it is in writing and signed by the parties (or their authorised representatives).

5.	Severance
5.1	If any provision or part-provision of this agreement is or becomes invalid, illegal or unenforceable, it shall be deemed deleted, but that shall not affect the validity and enforceability of the rest of this agreement.
5.2	If any provision or part-provision of this agreement is deemed deleted under Clause 28.1 the parties shall negotiate in good faith to agree a replacement provision that, to the greatest extent possible, achieves the intended commercial result of the original provision.

6.	Counterparts

This agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.

7.	Notices
7.1	Any notice or other communication given to a party under or in connection with this agreement shall be in writing and shall be:
(a)	delivered by hand or by pre-paid first-class post or other next working day delivery service at its registered office (if a company) or its principal place of business (in any other case); or
(b)	sent by email to the main contacts email address.
7.2	Any notice or communication shall be deemed to have been received:
(a)	if delivered by hand, on signature of a delivery receipt or at the time the notice is left at the proper address; and
(b)	if sent by pre-paid first-class post or other next working day delivery service, at 9.00 am on the second Business Day after posting or at the time recorded by the delivery service; and
(c)	if sent by email, at the time of transmission, or, if this time falls outside business hours in the place of receipt, when business hours resume. In this clause (23.2(c)), business hours means 9.00am to 5.00pm Monday to Friday on a day that is not a public holiday in the place of receipt.
7.3	This clause does not apply to the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.

8.	Governing law

This agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the law of England and Wales.

9.	Jurisdiction

Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this agreement or its subject matter or formation.

This agreement has been entered into on the date stated at the beginning of it.

SIGNATURES

Signed by Harrison Gross for and on behalf of
INNOVATIVE EYEWEAR INC.
/s/ Harrison Gross
Director

Signed by Max Inglis
for and on behalf of LUCYD LTD.	/s/ Max Inglis
Director

APPENDIX

Application/Patent Number	Title	Country	Filing/Issue Date	Status	Grant Date	Anticipated Expiration Date
10,908,419

Smartglasses and Methods and Systems for Using Artificial Intelligence to Control Mobile Devices Used for Displaying and Presenting Tasks and Applications and Enhancing Presentation and Display of Augmented

Reality Information

		US	June 28, 2018	Issued	February 2, 2021	October 5, 2038 (Patent Term Adjustment – 99 days)
D899,493	Smart Glasses	US	March 22, 2019	Issued	October 20, 2020	October 20, 2035
D900,203	Smart Glasses	US	March 22, 2019	Issued	October 27, 2020	October 27, 2035
D899,494	Smart Glasses	US	March 22, 2019	Issued	October 20, 2020	October 20, 2035
D899,495	Smart Glasses	US	March 22, 2019	Issued	October 20, 2020	October 20, 2035
D899,496	Smart Glasses	US	March 22, 2019	Issued	October 20, 2020	October 20, 2035
D900,204	Smart Glasses	US	March 22, 2019	Issued	October 27, 2020	October 27, 2035
D900,205	Smart Glasses	US	March 22, 2019	Issued	October 27, 2020	October 27, 2035
D900,920	Smart Glasses	US	March 22, 2019	Issued	November 3, 2020	November 3, 2035
D900,206	Smart Glasses	US	March 22, 2019	Issued	October 27, 2020	October 27, 2035
D899,497	Smart Glasses	US	March 22, 2019	Issued	October 20, 2020	October 20, 2035
D899,498	Smart Glasses	US	March 22, 2019	Issued	October 20, 2020	October 20, 2035
D899,499	Smart Glasses	US	March 22, 2019	Issued	October 20, 2020	October 20, 2035
D899,500	Smart Glasses	US	March 22, 2019	Issued	October 20, 2020	October 20, 2035
29/716,878	Round Smartglasses Having Flat Connector Hinges	US	December 12, 2019	Pending	n/a	n/a
29/716,882	Round Smartglasses Having Pivot Connector Hinges	US	December 12, 2019	Pending	n/a	n/a

Application/Patent Number	Title	Country	Filing/Issue Date	Status	Grant Date	Anticipated Expiration Date
29/716,892	Sport Smartglasses Having Flat Connector Hinges	US	December 12, 2019	Pending	n/a	n/a
29/716,895	Wayfarer Smartglasses Having Pivot Connector Hinges	US	December 12, 2019	Pending	n/a	n/a
62/941,466	Wireless Smartglasses with Quick Connect Front Frames	US	November 27, 2019	Non-Provisional Application filed on November 25, 2020; U.S. App. No. 17/104,849	n/a	November 27, 2020
29/717,878	Flat Connector Hinges for Smartglasses Temples	US	December 19, 2019	Pending	n/a	n/a
29/717,884	Pivot Hinges for Smartglasses Temples	US	December 19, 2019	Pending	n/a	n/a
16/829,841	Voice Assistant Management	US	March 25, 2020	Notice of Allowance received 11/30/2021	TBD	TBD
29/743,256	Wayfarer Smartglasses	US	July 20, 2020	Pending	n/a	n/a
29/743,258	Round Smartglasses	US	July 20, 2020	Pending	n/a	n/a
17/104,849	Wireless Smartglasses with Quick Connect Front Frames	US	November 25, 2020	Pending	n/a	n/a
29/806,200	Smartglasses	US	September 1, 2021	Pending	n/a	n/a
29/806,204	Smartglasses	US	September 1, 2021	Pending	n/a	n/a
29/806,207	Smartglasses	US	September 1, 2021	Pending	n/a	n/a
29/806,209	Smartglasses	US	September 1, 2021	Pending	n/a	n/a
207516	Smartglasses	Canada	October 29, 2021	Pending	n/a	n/a
207517	Smartglasses	Canada	October 29, 2021	Pending	n/a	n/a
207518	Smartglasses	Canada	October 29, 2021	Pending	n/a	n/a
207519	Smartglasses	Canada	October 29, 2021	Pending	n/a	n/a
29/814,016	Safety Smartglasses	US	November 2, 2021	Pending	n/a	n/a

Application/Patent Number	Title	Country	Filing/Issue Date	Status	Grant Date	Anticipated Expiration Date
29/814,017	Safety Shields	US	November 2, 2021	Pending	n/a	n/a
63/274,920	Safety Glasses	US	November 2, 2021	Pending	n/a	n/a
29/815,040	Charging Cradle	US	November 10, 2021	Pending	n/a	n/a
207956	Safety Smartglasses	Canada	November 17, 2021	Pending	n/a	n/a
207957	Safety Shields	Canada	November 17, 2021	Pending	n/a	n/a
2021307950576	Safety Smartglasses	China	December 2, 2021	Pending	n/a	n/a
2021307955902	Safety Shields	China	December 2, 2021	Awaiting confirmation of filing from Chinese associate	n/a	n/a

TradeMark	TradeMark Number	Status	Jurisdiction	TradeMark
LUCYD	UK00003258030	Registered	UK	LUCYD
Lucyd Lens	UK00003258093	Registered	UK	Lucyd Lens
Lucyd Loud	UK00003400531	Registered	UK	Lucyd Loud
Upgrade your eyewear	UK00003400579	Registered	UK	Upgrade your eyewear
GaaS	UK00003451728	Registered	UK	GaaS
Vyrb	UK00003477240	Registered	UK	Vyrb
Lyte	UK00003526151	Registered	UK	Lyte
Upgrade your eyewear	Application No. 90/407,646	Application	US	Upgrade your eyewear
LUCYD	Application No. 90/407,723	Application	US	LUCYD
Lyte	Application No. 90/381051	Application	US	Lyte
Vyrb	Application No. 90/820713	Application	US	Vyrb